Interest Rate Swap Agreement	12 Months Ended
Dec. 31, 2012
Interest Rate Swap Agreement [Abstract]
Interest Rate Swap Agreement

(9) Junior Subordinated Debentures and Interest Rate Swap Agreements

In September 2007, the Company issued $20,619,000 of unsecured, 30-year junior subordinated deferrable interest debentures (T3) through a wholly-owned business trust. The debentures carried a fixed interest rate of 6.32% per annum through December 2012, floating thereafter for twenty-five years at LIBOR plus 1.44% (1.748% at December 31, 2012) per annum, adjustable quarterly. Interest is payable quarterly. The debentures' final maturity is December 2037, and is callable, in whole or in part, at par beginning December 2012 at the Company's option, and subject to Federal Reserve Bank of New York approval. Interest payments can be deferred for up to five years, but would restrict the Company's ability to pay dividends. At December 31, 2012, these debentures were considered Tier I for regulatory purposes.

In December 2012, the Company became exposed to interest rate risk as a result of the timing of changes in interest rates associated with T3. In consideration of the end of the fixed-rate period, the Company entered into a forward interest rate swap agreement on December 22, 2011. The Company designated the swap as a cash flow hedge, and it is intended to protect against the variability of cash flows associated with this debenture. This swap became effective on December 15, 2012 and expires on December 15, 2022. This interest rate swap agreement modifies the repricing characteristics of the debenture from a floating-rate debt (LIBOR +1.44%) to a fixed-rate debt (3.859%).

In June, 2006, the Company issued $30,928,000 of unsecured, 30-year floating rate junior subordinated deferrable interest debentures (T2) through a wholly-owned business trust. The debentures carry an interest rate of 3-month LIBOR plus 1.40% (1.708% at December 31, 2012). Interest is payable quarterly. The debentures' final maturity is June 2036, and is callable, in whole or in part, at par after June 2012 at the Company's option, and subject to Federal Reserve Bank of New York approval. Interest payments can be deferred for up to five years, but would restrict the Company's ability to pay dividends. At December 31, 2012, these debentures were considered Tier I capital of the Company.

The Company is exposed to interest rate risk as a result of both the timing of changes in interest rates of assets and liabilities, and the magnitude of those changes. In order to reduce this risk for T2, the Company entered into an interest rate swap agreement in 2007, which expired on June 15, 2011. This interest rate swap agreement modified the repricing characteristics of the debentures from a floating-rate debt (LIBOR +1.40%) to a fixed-rate debt (5.54%). For this swap agreement, amounts receivable or payable were recognized as accrued under the terms of the agreement, and the net differential was recorded as an adjustment to interest expense of the related debentures. The interest rate swap agreement was designated as a cash flow hedge. Therefore, the effective portion of the swap's unrealized gain or loss was recorded as a component of other comprehensive income. The ineffective portion of the unrealized gain or loss, if any, was immediately reported in other operating income. The swap agreement was carried at fair value in Other Liabilities on the Consolidated Statement of Condition.

In consideration of the expiration of the aforementioned agreement, the Company entered into a forward interest rate swap agreement on July 1, 2010. This swap became effective on June 15, 2011 and expires on June 15, 2021. This interest rate swap agreement modifies the repricing characteristics of T2 from a floating-rate debt (LIBOR +1.40%) to a fixed-rate debt (4.81%). The accounting for this is the same as the expired swap agreement.